Vessels and Other Fixed Assets, Net (Table) (Details) - USD ($) $ in Thousands	Jun. 30, 2018	Dec. 31, 2017
Cost
Vessels and other fixed assets, net	$ 1,896,020	$ 1,775,081
Vessels and other fixed assets
Cost
Vessels	2,349,022	2,184,841
Other fixed assets	2,016	2,015
Total cost	2,351,038	2,186,856
Accumulated depreciation	(455,018)	(411,775)
Vessels and other fixed assets, net	$ 1,896,020	$ 1,775,081